UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2008
SERVICE CORPORATION INTERNATIONAL
(Exact name of registrant as specified in its charter)
Commission File Number 1-6402-1

Texas	74-1488375
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)
1929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 522-5141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On June 25, 2008, Service Corporation International (NYSE: SCI -“SCI”) sent a letter to the Board of Directors of Stewart Enterprises, Inc. (NASDAQ: STEI — “Stewart”) making a proposal to acquire all of the outstanding shares of Stewart for cash resulting in a substantial premium to the Stewart stockholders. That letter is attached as Exhibit 99.1. On July 8, 2008, SCI received Stewart’s response to its letter rejecting the proposal as inadequate. That letter is attached as Exhibit 99.2.
SCI believes there is a compelling business case for a combination of the two companies and that the combination would result in delivering increased value to the stockholders of both companies, enhancing the value and services for customers and providing greater opportunities for the talented, hardworking employees of both companies. Although SCI continues to believe a combination with Stewart would benefit both companies and their respective stakeholders, SCI believes that a combination can only be effected on a negotiated basis under the current circumstances and, accordingly, intends to honor the decision of the Board of Directors of Stewart.
SCI continues to have significant opportunities in the industry to invest its capital and provide continued growth and increased value for its stockholders, customers and employees. SCI will continue its vigorous pursuit of those opportunities, including initiatives to tailor its services to specific customer preferences, further improve operating discipline and efficiencies, and pursue internal and external business expansion.
Certain statements in this Current Report on Form 8-K are “forward looking statements” made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable. However, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein, including those factors set forth in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, which can be obtained from our website at http://www.sci-corp.com. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.
The attached exhibits are not filed, but furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	SCI Letter dated June 25, 2008.

Exhibit 99.2	Stewart Letter dated July 7, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 14, 2008

SERVICE CORPORATION INTERNATIONAL
By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	SCI Letter dated June 25, 2008.

Exhibit 99.2	Stewart Letter dated July 7, 2008.